Exhibit 10.67

NOTE MODIFICATION AGREEMENT

BY AND BETWEEN ALAN M. MECKLER

(“PAYEE”)

AND

MEDIABISTRO INC., MEDIABISTRO.COM SUBSIDIARY INC.

AND INSIDE NETWORK, INC.

(COLLECTIVELY, “MAKER”)

EFFECTIVE DATE: April 25, 2014

On or about November 15, 2013 (the “Note Date”), Maker executed a Second Amended and Restated Promissory Note (“Note”) in favor of Payee. The Note was in the original principal face amount of Eight Million Seven Hundred Ninety-Four Thousand Six Hundred Four and 30/100 Dollars ($8,794,604.30), initially bearing interest at 5.50% per annum with a stated final maturity date of September 1, 2043. Payee has agreed to loan additional amounts to Maker, and Maker and Payee desire to amend the Note to reflect the new principal amount. Payee remains the owner and holder of the Note and has agreed with Maker to modify certain provisions of the Note as set forth herein.

Now, therefore, in consideration of these premises and the exchange of other good and valuable consideration, the receipt of which is hereby acknowledged, Payee and Maker agree to modify the Note as follows:

1. The outstanding principal amount evidenced by the Note as of the Effective Date is Nine Million Ninety-Four Thousand Six Hundred Four and 30/100 Dollars ($9,094,604.30).

2. From and after the Effective Date until December 31, 2014, upon the written request of Maker, Payee agrees to loan to Maker up to an additional aggregate principal amount of Seven Hundred Thousand Dollars ($700,000.00) in one or more advances. Maker and Payee shall enter into a Note Modification Agreement simultaneously with each additional advance by Payee to Maker to reflect the new principal amount of the Note.

3. The Note is hereby further amended by replacing in its entirety Section 1(a) of the Note with the following:

“Commencing (i) as of April 1, 2014 on $8,794,604.30 of the outstanding principal amount of this Note and (ii) as of April 25, 2014 on $300,000.00 of the outstanding principal amount of this Note, interest initially shall accrue at the rate of 5.50% per annum (the “Initial Rate”). Such Initial Rate will be subject to change as set forth in Section 1(c) and Section 1(d) below. Interest shall be calculated for the actual number of days elapsed on the basis of a 360 day year, including the first date of the applicable period to, but not including, the date of repayment.”

4. By this Note Modification Agreement, all liens, security interests, assignments, superior titles and priorities (collectively, “Liens”) securing the Note are hereby ratified and confirmed by Maker as valid and subsisting and continue to secure the Note as modified herein. Nothing in this Note Modification Agreement shall in any manner impair, diminish or extinguish any of the Liens or any covenant, condition, agreement or stipulation in the Note or any pledge and/or security agreement, and the same except as herein modified shall continue in full force and effect.

5. Except as hereby specifically amended, modified or supplemented, the Note is hereby confirmed and ratified in all respects and remains in full force and effect according to its respective terms. This Note Modification Agreement does not constitute a novation of the Note. When executed by Payee and Maker, this Agreement shall be attached to and become a part of the Note.

6. This Note Modification Agreement shall be binding upon and shall inure to the benefit of the heirs, successors and assigns of the respective parties hereto.

NOTICE OF FINAL AGREEMENT.

THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN MAKER AND PAYEE WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN MAKER AND PAYEE. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN MAKER AND PAYEE WITH RESPECT TO THE SUBJECT MATTER HEREOF.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned have caused this Note Modification Agreement to be executed under seal by Maker and Payee on this 25th day of April 2014.

Maker:

MEDIABISTRO INC.

By: /s/ Mitchell S. Eisenberg (SEAL)

Name: Mitchell S. Eisenberg

Title: EVP & GC

MEDIABISTRO.COM SUBSIDIARY INC.

By: /s/ Mitchell S. Eisenberg (SEAL)

Name: Mitchell S. Eisenberg

Title: EVP & GC

INSIDE NETWORK, INC.

By: /s/ Mitchell S. Eisenberg (SEAL)

Name: Mitchell S. Eisenberg

Title: EVP & GC

Payee:

/s/ Alan M. Meckler (SEAL)

ALAN M. MECKLER

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